Bramshill Multi-Strategy Income Fund

Class A Shares (BDKAX)

Class C Shares (BDKCX)

Class T Shares (BDKDX)

Institutional Shares (BDKNX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated March 13, 2023, to the Prospectus

dated May 1, 2022, as amended.

Effective immediately, the Performance section of the Prospectus starting on page 7 has been amended to read:

Performance

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership account, Braddock Structured Opportunities Fund Series A, L.P. (the "Predecessor Account") into Institutional Class shares of the Fund. The Predecessor Account’s performance is not included in the Fund’s performance.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows changes in the performance of the Fund’s Institutional Class Shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Fund over time and compares these returns to the returns of the Bloomberg Aggregate Bond Index and the Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index, each a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies. Class T Shares were not offered during the periods shown and therefore no performance for Class T Shares is provided. Updated performance information is available at the Fund’s website, www.libertystreetfunds.com, or by calling the Fund at 1-800-207-7108. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. From the Fund’s inception on December 31, 2015, through November 30, 2022, the Fund’s portfolio was managed by the Fund’s prior sub-advisor, Braddock Financial LLC.

Calendar-Year Total Return (before taxes) – Institutional Class Shares

For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV	33.84%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV	(50.49)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for the Periods Ended December 31, 2022)	1 Year	5 Years	Since Inception (December 31, 2015)
Institutional Class — Return Before Taxes	(11.64)%	(5.83)%	(2.34)%
Institutional Class — Return After Taxes on Distributions*	(12.70)%	(7.17)%	(3.97)%
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares*	(6.07)%	(4.53)%	(2.15)%
Class A Shares — Return Before Taxes	(15.59)%	(6.87)%	(3.41)%
Class C Shares — Return Before Taxes	(13.42)%	(6.76)%	(3.32)%
Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(13.01)%	0.02%	0.89%
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	(11.06)%	2.15%	4.95%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares and after-tax returns for classes other than Institutional Class shares will vary from returns shown for Institutional Class shares.

Please file this Supplement with your records.